UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

SURFACE ONCOLOGY, INC.

(Surface Oncology, LLC, as successor to Surface Oncology, Inc.)

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38459	46-5543980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Twin Dolphin Drive, Suite 600, Redwood City, CA	02139
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:

(650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	SURF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

As previously announced, on June 15, 2023, Surface Oncology, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Coherus BioSciences, Inc., a Delaware corporation (“Parent”), Crimson Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub I”), and Crimson Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”). Pursuant to the terms of the Merger Agreement, Merger Sub I merged with and into the Company (the “First Merger”), with the Company surviving such First Merger as a wholly owned subsidiary of Parent, and, as part of the same overall transaction, promptly after the First Merger, the surviving entity of the First Merger merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger (the “Surviving Entity”). The Mergers became effective on September 8, 2023 upon the filing of the Certificate of Merger for the First Merger with the Secretary of the State of Delaware (the time of the filing of the Certificate of Merger for the First Merger, the “Effective Time”).

At the Effective Time, each share of common stock, $0.0001 par value per share, of the Company (the “Surface Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Surface Common Stock held by the Company as treasury shares and any shares of Surface Common Stock held directly by the Company or the Merger Subs immediately prior to the Effective Time (together, the “Excluded Shares”) and shares of Surface Common Stock issued and outstanding immediately prior to the Effective Time and held by any holder who properly demands appraisal for such shares in accordance with Section 262 of the Delaware General Corporation Law (the “Dissenting Shares”)) was converted automatically into the right to receive (i) 0.1960 (the “Exchange Ratio”) shares of common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”) (the “Upfront Consideration”) and (ii) one CVR representing a contractual right to receive future conditional payments, settleable in cash, additional shares of Parent Common Stock or a combination of cash and additional shares of Parent Common Stock, at Parent’s sole discretion (and subject, in each case, to deduction for any required withholding taxes), upon the achievement of certain sales milestones related to the Company’s product candidates (together with the Upfront Consideration, the “Merger Consideration”).

At the Effective Time, each option (a “Surface Stock Option”) to purchase Surface Common Stock granted under the Company’s equity incentive plans that is outstanding immediately prior to the Effective Time was converted, assumed or cancelled as follows:

•	each Surface Stock Option with an exercise price per share that was less than the value of the Upfront Consideration (an “In-the-Money Option”) was cancelled and converted into the right to receive:

•

a number of shares of Parent Common Stock, subject to certain exceptions for fractional shares and applicable withholdings, equal to the quotient of (x) the product of (1) the total number of shares of vested and unvested Surface Common Stock underlying the In-the-Money Option multiplied by (2) the excess of the value of the Upfront Consideration over the exercise price of such In-the-Money Option, divided by (y) the Parent Stock Price (as defined in the Merger Agreement); and

•	a number of CVRs equal to the vested and unvested shares of Surface Common Stock underlying the In-the-Money Option;

•

each Surface Stock Option held by an employee of the Company who continued employment with Parent and its affiliates after the Effective Time (a “Covered Employee”) and with an exercise price that is equal to or greater than the value of the Upfront Consideration (each, an “Underwater Option”) was assumed by Parent and converted into an option to acquire shares of Parent Common Stock (an “Assumed Option”), and with the same vesting schedule and other terms and conditions applicable to such Assumed Option immediately prior to the Effective Time, except that (i) each Assumed Option became exercisable for a number of shares of Parent Common Stock equal to the product (rounded down to the next whole number of shares) of (x) the number of shares of Surface Common Stock that would have been issuable upon full exercise of such Assumed Option immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and (ii) the per share exercise price for such Assumed Option equals the quotient (rounded up to the next whole cent) obtained by dividing the exercise price per share of the Surface Common Stock as of immediately prior to the Effective Time by the Exchange Ratio; and

•

each Underwater Option held by an employee of the Company who is not a Covered Employee was cancelled, and the holder of such Underwater Option received no Merger Consideration with respect to such Underwater Option.

At the Effective Time, each restricted stock unit award of the Company (a “Surface RSU Award”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration in respect of each share of Surface Common Stock subject to such Surface RSU Award, subject to certain exceptions for fractional shares and applicable withholdings.

The issuance of Parent Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Parent’s Registration Statement on Form S-4, as amended (Registration No. 333-273179), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 26, 2023.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2023, the terms of which are incorporated herein by reference.

Additionally, on September 8, 2023, in connection with the Merger Agreement, Parent and the Rights Agent (as defined in the CVR Agreement), entered into a contingent value right (“CVR”) agreement (the “CVR Agreement”), pursuant to which each share of Surface Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares) were entitled to receive one CVR. Each CVR entitles the holder thereof to receive contingent payments of cash and/or Parent Common Stock upon the achievement of certain sales milestones related to the Company’s product candidates.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note is incorporated herein by reference into this Item 3.01.

On September 8, 2023, in connection with the consummation of the Mergers, the Company notified the NASDAQ Capital Select Market (“Nasdaq”) of the consummation of the Mergers and requested that Nasdaq cease trading of Surface Common Stock on Nasdaq and suspend the listing of Surface Common Stock, which was effective as of prior to market open on September 8, 2023, and file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist Surface Common Stock from Nasdaq and deregister Surface Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. The Surviving Entity also intends to file with the SEC a Form 15 with respect to Surface Common Stock, requesting that Surface Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

As a result of the Mergers, a change in control of the Company occurred, and the Company is now a direct, wholly-owned subsidiary of Parent. The information set forth in the Introductory Note and Items 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, pursuant to the terms of the Merger Agreement, each of J. Jeffrey Goater, David S. Grazel, M.D., Ramy Ibrahim, M.D., Carsten Brunn, Ph.D., Benjamin Hickey, Robert W. Ross, M.D., Armen B. Shanafelt, Ph.D., Elliott Sigal, M.D., Ph.D., Laurie D. Stelzer and Denice Torres ceased serving as directors of the Company.

In addition, Robert W. Ross, M.D., Jessica Fees, Chandra Adams, Vito J. Palombella, Ph.D., Henry Rath and Alison O’Neil ceased to serve as officers of the Company pursuant to the Merger Agreement, effective as of immediately prior to the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, following the consummation of the Second Merger, the Company ceased to exist and Merger Sub II continued as the surviving entity, and the organizational documents of Merger Sub II in effect immediately prior to the consummation of the Second Merger became the organizational documents of the Surviving Entity (amended so that the name of the Surviving Entity is Surface Oncology, LLC). The organizational documents of Merger Sub II are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 7, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted to approve the Company’s pending Mergers with Parent which is described in more detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on July 26, 2023 (the “Proxy Statement”).

The Company’s stockholders were entitled to one vote for each share of Surface Common Stock, held as of the close of business on July 21, 2023 (the “Record Date”). At the close of business on the Record Date, there were 60,730,274 shares of Surface Common Stock entitled to vote at the Special Meeting. Present at the Special Meeting or by proxy were holders of 41,659,037 Surface Common Stock, representing 68.59% of the outstanding shares of Surface Common Stock eligible to vote at the Special Meeting, and constituting a quorum. The final results with respect to each proposal voted on at the Special Meeting are set forth below.

Approval of the Merger Proposal

The Company’s stockholders approved the proposal to adopt the Merger Agreement (the “Merger Proposal”). The Merger Proposal was approved by the requisite vote of the Company’s stockholders. The following votes were cast at the Special Meeting (in person or by proxy):

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,908,190	683,979	66,868	0

Approval of the Advisory, Non-Binding Compensation Proposal

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that will or may be paid to the Company’s named executive officers in connection with the Mergers (the “Advisory Compensation Proposal”). The Advisory Compensation Proposal was approved by the requisite vote of the Company’s stockholders. The following votes were cast at the Special Meeting (in person or by proxy):

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,592,107	10,199,559	4,867,371	0

The proposal to approve the adjournment or postponement of the Special Meeting to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal or to ensure that any supplemental or amended disclosure, including any supplement or amendment to the Proxy Statement, was timely provided to the Company’s stockholders and was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Proposal.

Item 8.01	Other Events.

On September 8, 2023, Parent issued a press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Surface Oncology, Inc., Crimson Merger Sub I, Inc., Crimson Merger Sub II, LLC and Coherus BioSciences, Inc., dated June 15, 2023 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on June 16, 2023)

2.2	Contingent Value Rights Agreement, dated as of September 8, 2023, by and among Coherus BioSciences, Inc., Computershare Inc. and Computershare Trust Company, N.A.

3.1	Certificate of Formation of Crimson Merger Sub II, LLC, dated as of June 12, 2023

3.2	Amended and Restated Limited Liability Agreement of Surface Oncology, LLC, dated as of September 8, 2023

99.1	Press Release of Coherus BioSciences, Inc., dated September 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2023	SURFACE ONCOLOGY, LLC (as successor by merger to Surface Oncology, Inc.)

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	President